UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 883-0083

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Financing Agreement Amendment

On May 26, 2017, ALJ Regional Holdings, Inc. (the “Company”) entered into the Second Amendment (the “Second Amendment”) to the Financing Agreement, dated as of August 14, 2015 (as amended and restated from time to time, the “Financing Agreement”), by and among the Company, Faneuil, Inc. (“Faneuil”), Floors-N-More, LLC, Phoenix Color Corp., each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, Cerberus Business Finance, LLC, as collateral agent for the lenders (the “Collateral Agent”), and PNC Bank, National Association, as administrative agent for the lenders (the “Administrative Agent”). The Second Amendment updated certain definitions, representations and warranties and covenants to allow for the acquisition of certain assets and the assumption of certain liabilities of the business process outsourcing and contact center operations business (the “Contact Center Operations Business” and such acquisition, the “Acquisition”) from Vertex Business Services LLC (“Vertex”).

The use of proceeds are restricted to (i) fund up to $8.1 million of the purchase price for the Contact Center Operations Business, (ii) pay up to $3.0 million for capital expenditures in connection with the Acquisition, (iii) fund general corporate and working capital purposes of Company or any of its subsidiaries, and (iv) pay fees and expenses related to the Second Amendment.

The foregoing description of the Second Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 hereto, the First Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on July 20, 2016, and the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form 10-12B/A, previously filed with the Commission on March 28, 2016.

Registration Rights Agreement

On May 26, 2017, in connection with the Acquisition, the Company entered into a Registration Rights Agreement (“RRA”) with Vertex, which obligates ALJ to effect a registration statement (“Shelf Registration Statement”) pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), covering all shares of ALJ’s common stock issued to Vertex.  Pursuant to the RRA, ALJ must (i) file the Shelf Registration Statement within thirty calendar days (excluding any days which occur during a permitted blackout period, as defined in the RRA) after receipt of a written request by Vertex for a Shelf Registration, (ii) use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act, and (iii) use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until all of the shares covered by the RRA have been sold.

The foregoing description of the RRA is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the RRA, which is filed as Exhibit 10.2 hereto.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On May 26, 2017, Faneuil, a wholly-owned subsidiary of the Company, consummated and closed the Acquisition pursuant to the Asset Purchase Agreement dated May 15, 2017 (the “Purchase Agreement”) by and among Faneuil, Vertex and the Company (solely with respect to certain sections of the Purchase Agreement).  The Contact Center Operations Business provided call center and speech analytics services for the customer management outsourcing (CMO) division of Vertex with operations in Kennesaw, Georgia, St. Louis, Missouri, Scottsbluff, Nebraska and Richardson, Texas.

As consideration for the Transaction, Faneuil paid (i) $8,036,745 in cash consideration, reflecting a net working capital adjustments at closing, and (ii) 1,466,667 shares of the Company’s common stock in stock consideration, valued using the thirty-day weighted-average closing price of $3.32 per share.  Faneuil will place 391,566 shares of the Company’s common stock issued as stock consideration in an escrow account at closing to secure any Vertex obligation to indemnify Faneuil for breaches by Vertex of its representations and warranties and covenants under the Purchase Agreement, or potentially in the event of any working capital adjustment in favor of Faneuil.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 with respect to the Second Amendment is incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure.

On May 26, 2017, Faneuil and the Company issued a news release announcing the consummation and closing of the Acquisition. The full text of the news release is furnished as Exhibit 99.1 and incorporated in its entirety herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

2.1

Asset Purchase Agreement, dated as of May 15, 2017, by and among Vertex Business Services LLC, Faneuil, Inc., and ALJ Regional Holdings, Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K previously filed with the Commission on May 16, 2017 and incorporated herein by reference)

10.1

Second Amendment to Financing Agreement, dated as of May 26, 2017, by and among the Company, Faneuil, Inc., Floors-N-More, LLC, Phoenix Color Corp., each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, Cerberus Business Finance, LLC, as collateral agent for the lenders, and PNC Bank, National Association, as administrative agent for the lenders

10.2	Registration Rights Agreement dated May 26, 2017 by and between ALJ Regional Holdings, Inc. and Vertex Business Services LLC

99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

May 30, 2017	By:	/s/ T. Robert Christ
T. Robert Christ
Chief Financial Officer (Principal Financial Officer)